THE FBR FUNDS
Equity Funds

SUPPLEMENT DATED APRIL 12, 2004
TO THE PROSPECTUS DATED FEBRUARY 28, 2004

This supplement to the Prospectus dated February 28, 2004 for The FBR Funds, Equity Funds, updates certain information in the Prospectus as described below.  For further information, please contact the Funds toll-free at 1.888.888.0025.

1. The following information replaces in its entirety the paragraph on page 31 under the section entitled, "Financial Highlights:"

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information for the periods ended March 31, 2003 and October 31, 2003 for the FBR American Gas Index Fund and October 31, 2003 and 2002 for all other Funds has been audited by Tait, Weller & Baker, whose report, along with the Fund's audited financial statements, are included in the current annual report, which is available upon request.  For all prior periods, the information provided was audited by another auditor. The figures shown for each Fund include information of such corresponding predecessor for the periods prior to the reorganization of the Funds, as a series of The FBR Funds, on February 27, 2004. The FBR Small Cap Technology Fund commenced operations January 21, 2004; therefore, financial highlight information is not available.

2. In addition, the heading in the financial highlights tables on pages 32-34 for FBR Large Cap Financial Fund, FBR Small Cap Financial Fund and FBR Small Cap Fund should read as follows, "For The Fiscal Years Ended October 31".

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.